Subsequent Event	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Event	Subsequent EventConsistent with the Company's ongoing strategic investments, the Company invested $450,000 in private companies in January 2022. The Company has a minority ownership in these private companies.As described in note 6, in November 2021, the Company received an investment in a private company, Flow Commerce, Inc., as non-cash revenue consideration, as a result of services to be rendered in conjunction with a strategic partnership. In January 2022, Flow Commerce, Inc. was acquired by Global-E, which is another strategic partner of the Company. The transaction between Global-E and Flow Commerce, Inc. resulted in a realized gain for the Company. Concurrent with the acquisition, Global-E agreed to issue the Company additional warrants not tied to the performance of services. The value of these additional warrants will be recorded as other income in the first quarter of 2022.